Exhibit 4.1
[FRONT]
[CERTIFICATE WITH ENGRAVED BORDERS]

NUMBER                        SOUTHERN SECURITY BANK                     SHARES
 SSB                               CORPORATION


     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                   CLASS - A COMMON STOCK   CUSIP  843803 10 7

This Certifies That:

is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS - A COMMON STOCK OF $.01
                                      PAR VALUE EACH OF

                       SOUTHERN SECURITY BANK CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                   Countersigned:
                                         Olde Monmouth Stock Transfer Co., Inc.
                                         77 Memorial Parkway, Suite 101
                                         Atlanta Highlands, NJ 07716
                                         Transfer Agent


                                         By:
                         [SEAL]                        Authorized Signature

s/ James L. Wilson                        s/ Philip C. Modder
James L. Wilson                           Philip C. Modder, Treasurer
Chief Executive Officer                   Chairman of the Board

[BACK]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM   -    as tenants in common  UNIF GIFT MIN ACT - ___Custodian_________
TEN ENT   -    as tenants by the                        (Cust)       (Minor)
               entireties                         under Uniform Gifts to Minors
JT TEN -       as joint tenants with
               right of survivorship                 Act _____________
               and not as tenants in                      (State)
               common

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (Please print or typewrite name and address, including zip code, of Assignee)
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_______________________________________________________________________Shares of
the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________

                              -------------------------------------------------
                  NOTICE: The signature to this assignment must
                correspond with the name as written upon the face
                 of the certificate in every particular, without
                     alteration or enlargement or any change
                              whatsoever.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

STOCK MARKET INFORMATION EXCHANGE       COLUMBIA FINANCIAL PRINTING CO.
                                        P.O. BOX 215
                                        BETHPAGE, NY 11714